UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 6, 2006

ALLIANCE RESOURCE PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	Commission File No.: 0-26823	73-1564280
(State or other jurisdiction of incorporation or organization)		(IRS Employer Identification No.)

1717 South Boulder Avenue, Suite 600, Tulsa, Oklahoma 74119

(Address of principal executive offices and zip code)

(918) 295-7600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.    REGULATION FD DISCLOSURE.

In accordance with General Instruction B.2 of Form 8-K, the following information and the exhibits referenced therein is being furnished pursuant to Item 7.01 of Form 8-K and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

On March 6, 2006, the Alliance Resource Partners, L.P. (“Partnership”) announced Joseph W. Craft III, its President and Chief Executive Officer, will make a presentation at the Fifth Annual Master Limited Partnership Investor Conference in New York at 8:30 a.m. Eastern time on Thursday, March 9, 2006.

A live audio webcast of Mr. Craft’s presentation will be available online at http://www.wsw.com/webcast/wa33/arlp/. A copy of the press release and presentation materials are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and will be available on the Partnership’s website at www.arlp.com.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

99.1	Alliance Resource Partners, L.P. press release dated as of March 6, 2006.

99.2	Presentation materials for the Fourth Annual Master Limited Partnership Investor Conference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alliance Resource Partners, L.P.

By:	Alliance Resource Management GP, LLC, its managing general partner

By:	/s/ Joseph W. Craft III
Joseph W. Craft III
President and Chief Executive Officer

Date: March 9, 2006

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